LICENSE

     THIS AGREEMENT, is made at North Miami, Florida, as of the 12th day of May, 1997, by and between OFFSHORE RACING TEAM, INC., a corporation organized under the laws of the British Virgin Islands ("LICENSOR"), and HAWK MARINE POWER,
INC., a corporation organized under the laws of the state of Florida ("LICENSEE"), (hereinafter collectively referred to as "The Parties").

RECITALS

     LICENSEE and LICENSOR (hereinafter collectively called "The Parties"), have read this Agreement (hereinafter called "Agreement") and understand and accept the terms, conditions, and covenants contained in this Agreement as being reasonably necessary to maintain LICENSOR's standards and business practices as it relates to the retaining of entities utilizing the LICENSOR's Marks (hereinafter called "Marks").

     WHEREAS, LICENSOR is the LICENSOR of to the best of its knowledge and belief of the United States, trademarks, service marks, and business names, and registrations for such trademarks, service marks and business names ("Marks"), including those Marks listed on Schedule A;

     WHEREAS, LICENSOR is in the business of licensing products and services bearing such Marks; and

     WHEREAS, LICENSEE is desirous of entering into the business of obtaining rights in intellectual property for use in connection with products and services, and sublicensing such intellectual property rights to others, including merchandising such products and services, and desires to obtain rights in LICENSOR's Marks for these and other purposes;

     LICENSEE has investigated and become familiar with LICENSOR and desires upon the terms and conditions set forth herein to enter into this Agreement. LICENSEE acknowledges that it is essential to the maintenance of the high standards of LICENSOR, that LICENSEE maintain and adhere to the standards, procedures and policies described herein.

     THEREFORE, The Parties, intending to be legally bound, for and in consideration of the mutual covenants hereinafter following, do mutually covenant and agree:

     NOW THEREFORE, the parties agree as follows:

1.   GRANT OF LICENSE

          LICENSOR grants to LICENSEE an exclusive, world-wide right and license to use the LICENSOR's current and after acquired Marks in connection with all goods and services other than the use of said Marks on any form of water craft. It is understood and agreed that LICENSEE shall have no right of sublicense hereunder except as provided in this Section




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     1 hereto.  LICENSEE may  sublicense  its rights  hereunder,  provided  such sublicensee will restrict it to the uses permitted under this Agreement, and further provided that said sublicense shall terminate at any time that this License Agreement hereunder shall terminate. and that said sublicensee agrees to conform with the terms and obligations of the licensee as provided in this Agreement.

     Any assignment, license or sublicense hereunder will, by its terms, bind such assignee to the obligations of the LICENSEE hereunder, and refer to or incorporate by reference this Agreement, and will provide that the LICENSOR will be deemed a third party beneficiary of such assignment.

2.   QUALITY MAINTENANCE

          LICENSEE agrees to notify LICENSOR by facsimile, first class mail or overnight mail of each product or service for which LICENSEE, or a sublicensee of LICENSEE, intends to use LICENSOR's Marks. Upon reasonable written request of LICENSOR, which written request shall be made no more than seven (7) days after receipt of such notification in LICENSOR's offices, LICENSEE agrees to submit to LICENSOR, specifications or samples of products or services for which LICENSEE, or a sublicensee of LICENSEE, intends to use LICENSOR's Marks. If LICENSOR disapproves of any product or service submitted for review under this Section 2, LICENSOR shall notify LICENSEE of LICENSOR's disapproval in writing within thirty (30) days of receipt, in LICENSOR's offices, of such specifications or samples. Such written disapproval shall set forth in detail:

          (1)  Each disapproved product or service,

          (2)  Each defect of each disapproved product or service, and

          (3) Non-binding, commercially reasonable suggestions for correcting each such defect.

          LICENSOR shall use good faith and fair dealing in approving or disapproving of any product or service submitted for review. LICENSEE acknowledges that it is essential to the maintenance of the high standards of LICENSOR that LICENSEE shall maintain and adhere to the standards, procedures and policies described herein. If the LICENSOR feels that the proposed use of the product is inconsistent with the standards which the LICENSOR has established for the use of these products, then the LICENSOR shall have the right to reject LICENSEE's right to use said product. LICENSOR agrees that approval of all products submitted shall not be unreasonably withheld. Once LICENSOR is given approval of specific products and services and has notified LICENSEE of such approval, no further notice need to be given to LICENSOR from LICENSEE, provided the products or services are not substantially changed.

          In addition to providing the information hereunder, the LICENSEE shall also provide copies of all license agreements executed between the LICENSEE and any sublicensee, so


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     that the  LICENSOR can confirm  said  license  agreements  conform with the terms of this Agreement.

          Once LICENSEE has given approval of specific products and services, and notified LICENSOR of such approval, no further notice need not be given to LICENSOR from LICENSEE provided the products or services are not substantially changed.

3.   INFRINGEMENT PROCEEDINGS

          Upon notice by LICENSEE of a third party infringement of LICENSOR's Marks, LICENSOR shall take reasonable efforts to protect the Marks against any third party infringer at the expense of LICENSOR. LICENSEE may if it elects to seek injunctive relief against the alleged third party in the name of LICENSOR. LICENSOR shall notify LICENSEE of any enforcement of LICENSOR's Marks and LICENSEE shall have the right to participate, and consult with LICENSOR, in any enforcement action. Notwithstanding this
     Section 3, LICENSEE retains all rights available to LICENSEE under law to sue for infringement and unfair competition. Not withstanding the foregoing, LICENSEE shall take reasonable efforts during the term of this Agreement to protect the Marks for any other use other than for boats.

4.   TERM

     A.   Initial Term

          The initial term of this Agreement shall be for a period of 120 months, commencing on the date first mentioned above, subject to the tenns and conditions set forth herein.

     B.   Renewal Option

          LICENSEE shall have the option to renew this Agreement for two (2) additional periods of sixty (60) months each. In all cases, renewal shall require that: (1) LICENSEE not be in violation of this Agreement or any other Agreement between LICENSOR and LICENSEE; and (2) LICENSEE give written notice of their election to renew not less than six (6) months prior to the end of the term then in effect. If any rules or laws modifies, alters or amends all or part of the renewal provisions, then such provisions shall be modified, altered or amended accordingly, so as to be in full compliance with such rules and laws.

     C.   Subsequent Renewal Options

          Subsequent to the periods as mentioned in Paragraph 4B hereto, LICENSEE shall have the option to renew this Agreement for two (2) additional periods of sixty (60) months each, if (1) LICENSEE not be in violation of this Agreement or any other Agreement between LICENSOR and LICENSEE; (2) LICENSEE give written


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          notice of their  election to renew not less than six (6) months  prior to the end of the term then in effect; and (3) during the last term then in effect LICENSEE shall have paid to LICENSOR pursuant to Paragraph 5(A) and (B) a minimum of one hundred thousand ($100,000) dollars.

          This Agreement shall continue in force and effect for as provided for in Section 4 herein and subject to all other terms and conditions set forth in this Agreement.

5.   ROYALTY

     A. In the event LICENSEE sublicenses rights to the Mark, LICENSEE shall pay to LICENSOR on a quarterly basis (the "Period"), ten (10%) percent of the gross royalties or other revenues collected by LICENSEE during such Period. Said payment shall be made no later than fifteen (15) days after the end of Period, at the offices of LICENSOR.

     B. In the event, LICENSEE on its own behalt manufactures, sells or distributes products or services using the LICENSOR's Mark, LICENSEE shall pay to LICENSOR on a quarterly basis (the "Period"), two and one-half (2- 1/2%) percent of the gross revenues collected by LICENSEE for each product or service for which LICENSEE, uses LICENSOR's Mark. Said payment shall be made no later than fifteen (15) days after the end of the then applicable Period, at the offices of LICENSOR. Section 5(B) hereof when applied, shall be in place of and not in addition to section 5(A) hereof.

     C. During the term hereof, LICENSEE shall deliver to LICENSOR a Report (the "Report") of all monies received by LICENSEE during each Period, no later than fifteen (15) days of the end of the then applicable Period. The Report shall fully disclose the amount of income, sales, royalties, revenues or other income collected by use of the LICENSOR's Mark for the then applicable Period.

     D. As further inducement and a condition hereof, to induce LICENSOR into entering into this Agreement, LICENSEE shall pay to LICENSOR a one time fee of two million restricted post-split (2,000,000) shares of Hawk Marine Power, Inc. common stock on or before the signing of this Agreement.

          LICENSEE shall not be obliged to pay any further minimum royalties or monies to LICENSOR except as explicitly required in this Section 5.

6.   DEFAULT

          In the event either LICENSEE is in default in the performance of any of the terms of this Agreement, including, but not limited to, the acts set forth hereinafter, defaultee, in addition to all remedies that defaultee has available to it at law or in equity, may declare this Agreement automatically terminated, unless such default is cured within ten (10) days after written notice thereof (as provided for herein) from defaultee to defaulter, unless the default

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     is of such a nature  that more than (10) days are  reasonably  required  to effect a cure. In such event, defaulter shall commence to cure the default within said (10) day period, if any, designated by defaultee as the allowable additional time within which the cure must be accomplished.

7.   NO JOINT VENTURE

          Performance by the parties under this Agreement shall be as licensor-licensee. No product or service developed pursuant to the terms of this Agreement, and no provision contained herein, shall be construed to constitute a joint venture or partnership between the parties, nor shall either party act as the agent for each other for any purpose.

8.   NOTICES

          All notices, requests, demands, payments, consents and other communications hereunder shall be transmitted in writing and shall be deemed to have been duly given when sent by registered certified United States mail, Postage prepaid, or other form of delivery which provides for a receipt, and sender is in receipt of a delivery notice, signed by recipient, if addressed as follows:

     LICENSEE: HAWK MARINE POWER, INC
               3025 N.E. 188th Street
               Aventura, Florida 33180

     LICENSOR: OFFSHORE RACING, INC.
               Hirzel House, Smith Street
               St. Peter Port, Guernsey
               Channel Islands, GY1 2NG

A.   Address Change

     Either of The Parties may change his address by giving notice of such change of address to the other, but must comply with all other terms of this Agreement.

B.   Notice by Telegram or Facsimile.

     In the case of any notice required to be given by The Parties to each other telegraphic notice or facsimlie transmission, shall not be sufficient notice hereunder.

9.   ADDITIONAL ACTIONS

          The Parties agree to execute such other documents and perform such further acts as may be necessary or desirable to carry out the purposes of this Agreement.


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10.  HEIRS. SUCCESSORS. AND ASSIGNS

     This Agreement shall be binding and inure to the benefit of the parties, their heirs, successors, and assigns.

11.  ENTIRE AGREEMENT

          The undersigned acknowledges that they, and each of them, have read this agreement in full; are cognizant of each and every one of the terms and provisions hereof and are agreeable thereto; that no representations or agreements, whether oral or written, except as hereinafter set forth, have been made or relied upon; that any and all prior agreements or understandings between the parties, relating to the subject matter of this Agreement, whether oral or written are automatically canceled by the execution of this agreement; that the signatures affixed hereto were affixed as the wholly voluntary act of the persons who signed this agreement; and that the terms and provisions of this agreement cannot be changed or modified unless in writing signed by an authorized corporate officer, director or agent of LICENSEE and LICENSOR. No modification or amendment of any provision of this Agreement shall be construed as a waiver, breach or cancellation of any other provision.

          This Agreement constitutes the sole agreement between the LICENSOR and LICENSEE hereto pertaining to the subject matter described herein, and effective as of the date of this Agreement.

12.  WAIVER OF RIGHTS

          Failure by either of The Parties to enforce any rights under this Agreement shall not be construed as the waiver of such rights. Any waiver, including waiver of default, in any one instance, shall not constitute a continuing waiver or a waiver in any other instance. Any acceptance of money or other performance by either of The Parties, shall not constitute a waiver of any default, except as to the payment of the particular payment or performance so received.

13.  VALIDITY OF PARTS

          Any invalidity of any portion of this Agreement shall not affect the validity of the remaining portion, and unless substantial performance of this Agreement is frustrated by any such invalidity, this Agreement shall continue in effect.

14.  HEADINGS

          The headings used herein are for purposes of convenience only and shall not be used in interpreting the provisions hereof As used herein, the male gender shall include the female and neuter genders; the singular shall include the plural, the plural, the singular and termination shall include expiration.


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15.  EXECUTION BY THE PARTIES

          This Agreement shall not be binding on either of The Parties, unless and until it shall have been accepted and signed by authorized officers or directors of LICENSEE and LICENSOR.

16.  ATTORNEY'S FEES

          If either of The Parties hereto commences an action against the other, arising out of or in connection with this Agreement, the prevailing of The Parties shall be entitled to have and recover from the other Party its reasonable attorneys' fees and costs at all trial and appellate levels.

17.  ASSIGNMENT

          Either party may delegate any obligation under this Agreement or assign this Agreement or any interest or right hereunder without the prior written consent of the other and any such assignment or transfer may not be null and voided.

18.  GOVERNING LAW

          This Agreement shall be governed by and construed in accordance with the laws of the State of Florida. Any provision of this Agreement which may be determined by a court of competent jurisdiction to be prohibited or nonenforceable in any jurisdiction shall, as to that jurisdiction, be effective to the extent of the prohibition or nonenforceability, without invalidating the remaining provisions of this Agreement.

19.  NO PROJECTIONS OR REPRESENTATIONS

          The Parties acknowledge and represent that no projections or representations regarding the amount of income, sale, or profits they can expect to eam or receive by virtue of this Agreement, has been received from either of The Parties. The Parties acknowledge that no representations or warranties inconsistent with this Agreement were made to induce each other to execute this Agreement.

          The Parties acknowledge that neither of the Parties nor any other person can guarantee the success of the business. The undersigned, by signing this Agreement, acknowledge that they have read same and that it has been requested to state in writing hereafter any terms, claims, covenants, promises, or representations, including representations as to any income, sales, or profit projections, that were made by either of the parties or its representatives contrary to the provisions of this
     Agreement, including the persons making same, the location, and date thereof


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20.  ACKNOWLEDGMENTS

          LICENSEE and LICENSOR have all requisite authority to enter into this Agreement, whether arising under applicable Federal or State laws, rules or regulations, to which either of The Parties may be subject to.

     IN WITNESS WHEREOF, The Parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

OFFSHORE RACING, INC.                           HAWK MARINE POWER, INC.

/s/  Michael W. Macey                           /s/  Craig N. Baffle
By:  Michael W. Macey                           By:  Craig N. Baffle
Its: Director                                   Its: President